--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

July 17, 1998

To Our Shareholders:

     We are pleased to submit to you the semi-annual report for Cohen & Steers Realty Shares, Inc. for the quarter and six months ended June 30, 1998. The net asset value per share at that date was $46.15. In addition, a regular quarterly dividend of $0.47 per share was declared for shareholders of record on June 23, 1998 and paid on June 24, 1998.

INVESTMENT REVIEW

     For the quarter ended June 30, 1998, the Fund had a total return of -4.7%, based on income and change in net asset value, compared to the NAREIT Equity REIT Index total return of -4.6%.

     The decline in REIT prices accelerated in the second quarter as investor sentiment worsened and the gap between REIT returns and those of the stock and bond markets widened. This sentiment reflects ongoing concern about the overabundance of capital available for real estate in the private market, the maturity of the real estate cycle and the potential slowing of earnings growth for many real estate companies. While these concerns are valid, we believe that the drop in REIT share prices more than adequately reflects these issues; 1998 is on track to be the worst year of investment performance since 1990, when REIT prices declined by 15.4%. In that year the real estate bear market began in earnest with declining occupancies and rental rates, plummeting property prices, a credit crunch and an economic recession. Prior to 1990, one would have to go back to 1974 to find a worse year of REIT share price performance. Given the strength of the economy, rising rents and occupancy levels and only modest construction activity, we think the market has overstated the negative case for REITs and real estate.

     The performance of REITs has resulted in an absolute and relative valuation picture that has important implications for the entire real estate industry. REITs are now trading at price-to-funds from operations ('FFO') ratios that are at a multi-year low and are generating returns based on share prices that are well above what can be earned in the private market. Considering that REIT earnings are growing at about a 15% rate this year, any further decline in price, over time, would place them at a level not seen since 1990. In addition, the shares of many companies, both large and small, are trading at or below the net asset values ('NAV') of their real estate. As a result, it is fair to say that real estate today is cheaper in the public market than in the private market.

     On a relative basis the comparison of REIT valuations is extraordinary. While the valuation of REITs approaches 1990 levels, the P/E multiple of the stock market has expanded by nearly 30% and interest rates have declined by 33%. It seems ironic to us that investor concern about the economic cycle and a widely anticipated slowing of earnings growth for corporate America has resulted in record high stock and bond valuations, while a more modest slowing of prospective earnings growth for REITs has resulted in a near-record low earnings multiple.

     The state of the REIT market has begun to have a material impact on the way many public companies are operating. Most evident is that equity offerings, after a record pace during the first quarter, have come to a near-halt, clearly eliminating the supply pressure that existed earlier in the year. In addition, by the end of the second quarter, and for the first time in years, the flow of funds to real estate mutual funds turned negative. Our expectation is that, given the poor performance and current valuation levels of REITs, neither issuers nor investors will support continued, heavy equity issuance any time soon because of the potentially highly dilutive impact on earnings and asset values.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

     While the equity window has been closing, the debt window has never been open wider, and this has compounded the concerns of equity investors. Long-term, fixed rate debt at less than a 7% interest rate has become the financing vehicle of choice in the real estate industry. This has led to a proliferation of commercial mortgage backed securities ('CMBS'): $43 billion in CMBS was issued in the first half of 1998, compared to only $15 billion in the first half of 1997, and $44 billion in all of 1997. The market's concern over the abundance of debt capital began to impact the pricing of real estate debt securities towards the end of the quarter, as spreads widened considerably. Nonetheless, the environment remains 'borrower friendly.' Whereas the proclivity to increase borrowing has caused concern among equity investors that the industry could fall prey to excessive leverage, REITs have maintained their conservative balance sheets, with debt-to-assets ratios in the 30%-50% range.

     For the first time since the real estate recovery began, many companies are materially scaling back their acquisition plans in light of limited access to equity and the higher hurdle rate on new investment that this imposes on them. Also for the first time, we are beginning to see REITs sell property, often to private opportunity funds that are willing to pay high prices and finance the acquisition mostly with debt. Several companies have announced share buyback programs, viewing their own stock as a more attractive investment than property. Since the private market seems willing to pay a higher price for property than the public market, many companies are accessing institutional sources of low cost capital to fund acquisition programs via joint ventures.

     Finally, we have begun to see some evidence of at least stabilization, if not an increase, in capitalization rates being reported in transactions in many property markets. This may be indicating that the upward spiral of property prices is coming to an end. In short, it appears to us that at this juncture, the public market is enforcing the type of discipline that many have desired. Further, many companies are adopting rational strategies that should enable them to continue to produce positive results for their shareholders despite what appear to be temporarily adverse market conditions.

INVESTMENT OUTLOOK

     The absolute and relative valuations of REITs have placed them in a position from which positive relative returns should be achievable in the second half of the year. In the long run, real estate performance is affected by the same variables as any other asset class, such as economic growth and fiscal and monetary policies. Accordingly, a continued widening of the gap between REIT valuations and other assets would not be logical. We expect that the appeal of REIT investment attributes, such as high and secure current yield, low volatility and good defense in uncertain market conditions, will become more widely appreciated by the investment community.

     More important, however, is the arbitrage potential that now exists between the private and public markets. The real estate recovery continues to draw large amounts of investment capital from a multitude of sources, led by large financial and investment institutions. With many REITs trading at or below the net asset value of their property portfolios, this capital has naturally begun to find its way into the public market. As a result, it is our opinion that NAV represents a floor on the share prices of nearly all high quality REITs. This denotes a major sea change in the real estate marketplace. There have been many times in the past when REITs traded at substantial discounts to NAV, such as in 1990, and remained depressed for extended periods. In those periods, however, REITs were very small and did not own what one would call high quality, institutional-grade portfolios. Consequently, the stocks of these companies often languished without attracting substantial investor interest. In contrast, REITs today

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
are very large companies offering professional management and liquidity. Further, they own some of the best quality and highest profile property portfolios that are not even available in the private market. Thus, they have already begun to draw investor interest on a large scale as demonstrated repeatedly by sizable buyers entering the market on any meaningful price declines.

     The NAV floor, in our opinion, is further reinforced by the recent increase in merger and acquisition activity. It appears that the long-awaited industry consolidation among public companies may actually have begun in earnest. In recent weeks, there have been the announcements of the acquisition of a large, well-established REIT (Merry Land & Investment Co.) by Equity Residential, and the acquisition of a newly public REIT (Tower Realty) by a joint venture of Reckson Associates Realty Corp. and Crescent Real Estate Equities. It is our understanding that there are a record number of similar transactions on the drawing boards of the investment banking community, with the catalyst for nearly all being the persistence of a depressed share price.

     If, in fact, REIT share prices have found some interim bottom, two questions remain with respect to future investment performance. Clearly, positive fundamental trends must remain in place in order for investors to realize good returns. On this count we are very sanguine due to the favorable, albeit mature, conditions which exist in most real estate markets, and the strong earnings growth that we expect REITs to enjoy for the foreseeable future. The second issue is the supply/demand situation for REIT shares. While we perceive demand to be increasing, the historic propensity of many REITs to issue stock quickly, and in large quantities as prices rise, could clearly attenuate any price gains. We believe that most managements have begun to understand the market's message and, having scaled back their acquisition plans, are likely to be more judicious with the issuance of their shares.

     Our investment strategy remains one that emphasizes those companies that already have strong balance sheets and do not need to raise high cost capital to take advantage of new opportunities. We are also focused on companies that have superior earnings growth prospects irrespective of any changes in the economic or financial market environment due to internal growth within their property portfolios. Since the beginning of the year we have reduced our number of holdings from 57 to 41, representing, in our opinion, only the finest companies in the industry. Notwithstanding that, thus far, this year has been one of disappointing returns, we are confident that we are well positioned for improved absolute and relative investment performance in the future.

Sincerely,



                        Martin Cohen                       Robert H. Steers
                        MARTIN COHEN                       ROBERT H. STEERS
                        President                          Chairman

   COHEN & STEERS IS NOW ONLINE AT WWW.COHENANDSTEERS.COM. VISIT OUR WEBSITE FOR DAILY NAVS, PORTFOLIO INFORMATION, PERFORMANCE INFORMATION, RECENT NEWS ARTICLES, LITERATURE AND INSIGHTS ON THE REIT MARKET.

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                                       3

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1998 (UNAUDITED)

                                                                               NUMBER             VALUE
                                                                             OF SHARES           (NOTE 1)
                                                                             ----------       --------------
EQUITIES                                                       96.63%
      APARTMENT/RESIDENTIAL                                    11.15%
            Apartment Investment & Management Co. -- Class A...........      2,530,200        $   99,942,900
            Archstone Communities Trust................................      1,779,000            40,027,500
            Avalon Bay Communities.....................................      2,455,097            93,293,695
            Charles E. Smith Residential Realty........................        605,900            19,388,800
            'D'Essex Property Trust....................................      1,274,200            39,500,200
            Irvine Apartment Communities...............................        585,700            16,948,694
                                                                                              --------------
                                                                                                 309,101,789
                                                                                              --------------
      DIVERSIFIED                                               12.81%
            *Crescent Operating........................................        371,200             6,310,400
            'D'LNR Property Corp.......................................      2,322,100            59,503,813
            'D'Newhall Land & Farming Company..........................      1,772,500            50,073,125
            *'D'Reckson Services Industries............................      1,612,608             5,341,764
            *Security Capital Group -- Class B Warrants (expire
               9/18/98)................................................        181,261                62,308
            St. Joe Co. ...............................................      1,258,400            34,448,700
            'D'Vornado Realty Trust....................................      5,025,500           199,449,531
                                                                                              --------------
                                                                                                 355,189,641
                                                                                              --------------
      HEALTH CARE                                                 4.58%
            Health Care Property Investors.............................         23,200               836,650
            Healthcare Realty Trust....................................        609,600            16,611,600
            Meditrust Corp.............................................      2,761,700            77,154,994
            *Sunrise Assisted Living...................................        943,300            32,425,937
                                                                                              --------------
                                                                                                 127,029,181
                                                                                              --------------
      HOTEL                                                       6.96%
            Starwood Hotels & Resorts Trust............................      3,996,500           193,080,906
                                                                                              --------------

      INDUSTRIAL                                                  7.77%
            #AMB Property Corp. 144....................................        388,366             8,753,770
            'D'CenterPoint Properties Corp.............................      1,132,200            37,433,362
            'D'First Industrial Realty Trust...........................      2,249,600            71,565,400
            ProLogis Trust.............................................      3,907,200            97,680,000
                                                                                              --------------
                                                                                                 215,432,532
                                                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1998 (UNAUDITED)

                                                                               NUMBER             VALUE
                                                                             OF SHARES           (NOTE 1)
                                                                             ----------       --------------
      OFFICE                                                     20.20%
            'D'Arden Realty Group......................................      4,061,100        $  105,080,962
            'D'Brandywine Realty Trust.................................      1,625,200            36,363,850
            Cousins Properties.........................................      1,210,100            36,151,737
            Crescent Real Estate Equities Co. .........................      3,710,300           124,758,838
            'D'Highwoods Properties....................................      2,727,600            88,135,575
            'D'Mack-Cali Realty Corp. .................................      4,038,200           138,813,125
            'D'SL Green Realty Corp. ..................................      1,376,500            30,971,250
                                                                                              --------------
                                                                                                 560,275,337
                                                                                              --------------
      OFFICE/INDUSTRIAL                                          10.84%
            'D'Prime Group Realty Trust................................      2,120,200            36,308,425
            PS Business Parks..........................................      1,054,017            24,769,400
            'D'Reckson Associates Realty Corp..........................      3,359,600            79,370,550
            Spieker Properties.........................................      2,430,000            94,162,500
            'D'TriNet Corporate Realty Trust...........................      1,937,200            65,864,800
                                                                                              --------------
                                                                                                 300,475,675
                                                                                              --------------
      SELF STORAGE                                                3.56%
            Public Storage.............................................      3,522,200            98,621,600
                                                                                              --------------

      SHOPPING CENTER                                            18.76%
         COMMUNITY CENTER                                         7.03%
            'D'Developers Diversified Realty Corp......................      2,324,700            91,099,181
            'D'Kimco Realty Corp.......................................      2,534,600           103,918,600
                                                                                              --------------
                                                                                                 195,017,781
                                                                                              --------------
         REGIONAL MALL                                           11.73%
            'D'General Growth Properties...............................      2,898,200           108,320,225
            'D'JP Realty...............................................      1,184,400            27,907,425
            'D'Macerich Co.............................................      2,113,100            61,940,244
            'D'Rouse Co................................................      4,044,900           127,161,544
                                                                                              --------------
                                                                                                 325,329,438
                                                                                              --------------
            TOTAL SHOPPING CENTER......................................                          520,347,219
                                                                                              --------------
                  TOTAL EQUITIES (Identified cost -- $2,363,954,385)...                        2,679,553,880
                                                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1998 (UNAUDITED)

                                                                              PRINCIPAL            VALUE
                                                                                AMOUNT            (NOTE 1)
                                                                             ------------      --------------
COMMERCIAL PAPER                                                   2.97%
      American Home Products, 5.75%, 7/1/98............................      $ 36,085,000      $   36,085,000
      Boeing Co., 5.75%, 7/1/98........................................        18,600,000          18,600,000
      Preferred Finance Corp., 5.75%, 7/1/98...........................        27,722,000          27,722,000
                                                                                               --------------
            TOTAL COMMERCIAL PAPER (Identified cost -- $82,407,000)....                            82,407,000
                                                                                               --------------
TOTAL INVESTMENTS (Identified cost -- $2,446,361,385)..........   99.60%                        2,761,960,880
OTHER ASSETS IN EXCESS OF LIABILITIES..........................    0.40%                           11,220,770
                                                                 ------                        --------------
NET ASSETS (Equivalent to $46.15 per share based on 60,093,846
   shares of capital stock outstanding)........................  100.00%                       $2,773,181,650
                                                                 ------                        --------------
                                                                 ------                        --------------

------------

* Non-income producing security.

'D' The Fund owns 5% or more of this company's outstanding voting securities
    (Note 5).

# As of June 30, 1998, security is restricted and is subject to registration with the Securities and Exchange Commission.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1998 (UNAUDITED)

ASSETS:
      Investments in securities, at value (Identified cost -- $2,446,361,385) (Notes 1 and 5)....  $2,761,960,880
      Cash.......................................................................................              11
      Receivable for fund shares sold............................................................      11,803,368
      Dividends receivable.......................................................................      11,139,655
      Receivable for investment securities sold..................................................       9,677,341
      Other assets...............................................................................         138,188
                                                                                                   --------------
            Total Assets.........................................................................   2,794,719,443
                                                                                                   --------------
LIABILITIES:
      Payable for investment securities purchased................................................      14,251,749
      Payable for fund shares redeemed...........................................................       4,409,692
      Payable to investment adviser..............................................................       1,886,246
      Payable to administrator...................................................................         700,688
      Payable to directors.......................................................................           1,573
      Other liabilities..........................................................................         287,845
                                                                                                   --------------
            Total Liabilities....................................................................      21,537,793
                                                                                                   --------------
NET ASSETS applicable to 60,093,846 shares of $0.001 par value common stock outstanding (Note
    4)...........................................................................................  $2,773,181,650
                                                                                                   --------------
                                                                                                   --------------
NET ASSET VALUE PER SHARE:
      ($2,773,181,650[div]60,093,846 shares outstanding).........................................  $        46.15
                                                                                                   --------------
                                                                                                   --------------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)............................................................  $2,292,279,741
      Distributions in excess of net investment income...........................................      (5,757,772)
      Accumulated net realized gain on investments sold..........................................     171,060,186
      Net unrealized appreciation on investments.................................................     315,599,495
                                                                                                   --------------
                                                                                                   $2,773,181,650
                                                                                                   --------------
                                                                                                   --------------

                See accompanying notes to financial statements.
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                                       7

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment Income (Note 1):
      Dividend income (includes $35,761,515 received from affiliated issuers) (Note 5)............  $  66,209,532
      Interest income.............................................................................      3,027,924
                                                                                                    -------------
            Total Income..........................................................................     69,237,456
                                                                                                    -------------
Expenses:
      Investment advisory fees (Note 2)...........................................................     12,932,537
      Administration and transfer agent fees (Note 2).............................................      2,115,528
      Custodian fees and expenses.................................................................        266,503
      Registration and filing fees................................................................        204,236
      Reports to shareholders.....................................................................        198,447
      Professional fees...........................................................................         54,757
      Directors' fees and expenses (Note 2).......................................................         16,751
      Miscellaneous...............................................................................        222,306
                                                                                                    -------------
            Total Expenses........................................................................     16,011,065
      Reduction of expenses (Note 6)..............................................................       (149,125)
                                                                                                    -------------
            Net Expenses..........................................................................     15,861,940
                                                                                                    -------------
Net Investment Income.............................................................................     53,375,516
                                                                                                    -------------
Net Realized and Unrealized Gain (Loss) on Investments:
      Net realized gain on investments (includes net realized gain of $28,991,958 on sales of
       investments in affiliated issuers) (Note 5)................................................    133,578,747
      Net change in unrealized appreciation on investments........................................   (395,321,557)
                                                                                                    -------------
            Net realized and unrealized gain (loss) on investments................................   (261,742,810)
                                                                                                    -------------
Net Decrease in Net Assets Resulting from Operations..............................................  $(208,367,294)
                                                                                                    -------------
                                                                                                    -------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE
                                                                       SIX MONTHS ENDED        FOR THE
                                                                        JUNE 30, 1998        YEAR ENDED
                                                                         (UNAUDITED)      DECEMBER 31, 1997
                                                                       ----------------   -----------------

Change in Net Assets:
      From Operations:
            Net investment income....................................   $   53,375,516     $   115,637,815
            Net realized gain on investments.........................      133,578,747         163,378,333
            Net change in unrealized appreciation on investments.....     (395,321,557)        291,842,960
                                                                       ----------------   -----------------
                  Net increase (decrease) in net assets resulting
                     from operations.................................     (208,367,294)        570,859,108
                                                                       ----------------   -----------------
      Dividends and Distributions to Shareholders from (Note 1):
            Net investment income....................................      (59,133,288)       (116,292,923)
            Net realized gain on investments.........................               --        (149,113,688)
                                                                       ----------------   -----------------
                  Total dividends and distributions to
                     shareholders....................................      (59,133,288)       (265,406,611)
                                                                       ----------------   -----------------
      Capital Stock Transactions (Note 4):
            Increase (decrease) in net assets from Fund share
               transactions..........................................     (392,312,590)      1,091,163,740
                                                                       ----------------   -----------------
                  Total increase (decrease) in net assets............     (659,813,172)      1,396,616,237
      Net Assets:
            Beginning of period......................................    3,432,994,822       2,036,378,585
                                                                       ----------------   -----------------
            End of period (including distributions in excess of net
               investment income of $5,757,772 at June 30, 1998).....   $2,773,181,650     $ 3,432,994,822
                                                                       ----------------   -----------------
                                                                       ----------------   -----------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                     FOR THE
                                                 SIX MONTHS ENDED                FOR THE YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 1998    -----------------------------------------------------------
        PER SHARE OPERATING PERFORMANCE            (UNAUDITED)        1997         1996         1995        1994        1993
-----------------------------------------------  ----------------  ----------   ----------    --------    --------    --------
Net asset value, beginning of period...........     $    50.18     $    45.09   $    34.62    $  32.90    $  31.92    $  29.58
                                                      --------     ----------   ----------    --------    --------    --------
Income from investment operations:
    Net investment income......................           0.84           1.87         1.86        1.86        1.66        1.29
    Net realized and unrealized gain (loss) on
      investments..............................          (3.93)          7.40        11.04        1.69        0.98        4.24
                                                      --------     ----------   ----------    --------    --------    --------
         Total from investment operations......          (3.09)          9.27        12.90        3.55        2.64        5.53
                                                      --------     ----------   ----------    --------    --------    --------
Less dividends and distributions to
  shareholders from:
    Net investment income......................          (0.94)         (1.88)       (1.76)      (1.33)      (1.09)      (1.27)
    Realized gains on investments..............             --          (2.30)       (0.55)         --          --       (1.64)
    In excess of net realized gains............             --             --           --          --          --       (0.04)
    Tax return of capital......................             --             --        (0.12)      (0.50)      (0.57)      (0.24)
                                                      --------     ----------   ----------    --------    --------    --------
         Total dividends and distributions to
           shareholders........................          (0.94)         (4.18)       (2.43)      (1.83)      (1.66)      (3.19)
                                                      --------     ----------   ----------    --------    --------    --------
Net asset value, end of period.................     $    46.15     $    50.18   $    45.09    $  34.62    $  32.90    $  31.92
                                                      --------     ----------   ----------    --------    --------    --------
                                                      --------     ----------   ----------    --------    --------    --------
------------------------------------------------------------------------------------------------------------------------------
Total investment return........................          (6.14)%(1)     21.16%      38.48%      11.13%       8.31%      18.76%
                                                      --------     ----------   ----------    --------    --------    --------
                                                      --------     ----------   ----------    --------    --------    --------
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
    Net assets, end of period (in millions)....     $2,773.182     $3,432.995   $2,036.379    $793.084    $458.098    $163.478
                                                      --------     ----------   ----------    --------    --------    --------
                                                      --------     ----------   ----------    --------    --------    --------
    Ratios of expenses to average daily net
      assets (before expense reduction)........           1.03%(2)       1.06%        1.10%       1.16%       1.26%       1.35%
                                                      --------     ----------   ----------    --------    --------    --------
                                                      --------     ----------   ----------    --------    --------    --------
    Ratios of expenses to average daily net
      assets
      (net of expense reduction)...............           1.02%(2)       1.05%        1.08%       1.12%       1.14%       1.18%
                                                      --------     ----------   ----------    --------    --------    --------
                                                      --------     ----------   ----------    --------    --------    --------
    Ratio of net investment income to average
      daily net assets (before expense
      reduction)...............................           3.41%(2)       4.02%        5.27%       6.01%       5.59%       4.40%
                                                      --------     ----------   ----------    --------    --------    --------
                                                      --------     ----------   ----------    --------    --------    --------
    Ratio of net investment income to average
      daily net assets (net of expense
      reduction)...............................           3.42%(2)       4.04%        5.28%       6.05%       5.71%       4.57%
                                                      --------     ----------   ----------    --------    --------    --------
                                                      --------     ----------   ----------    --------    --------    --------
    Portfolio turnover rate....................          16.35%(1)      40.44%       33.23%      22.68%      39.00%      65.28%
                                                      --------     ----------   ----------    --------    --------    --------
                                                      --------     ----------   ----------    --------    --------    --------

------------------------
(1) Not annualized.
(2) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Realty Shares, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED) from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

     Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.85% for the first $2.5 billion and 1/12th of 0.75% thereafter of the average daily net assets of the Fund. For the six months ended June 30, 1998, the Fund incurred $12,932,537 in advisory fees.

     Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 1998, the Fund paid the Adviser $312,407 in fees under this administration agreement.

     In addition, the Fund has entered into a fund accounting and sub-administration agreement with The Chase Manhattan Bank ('Chase') for performing administration functions for the Fund. Chase receives a monthly sub-administration fee at the annual rate of 0.08% on the first $500 million of the Fund's average daily net assets and at lower rates on the Fund's average daily net assets in excess of that amount.

     Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. Fees and related expenses accrued for non-affiliated directors totaled $16,751 for the six months ended June 30, 1998.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 1998 totaled $497,237,819 and $904,043,562, respectively.

     At June 30, 1998, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund are as follows:

Aggregate cost.......................................................................  $2,446,361,385
                                                                                       --------------
Gross unrealized appreciation........................................................  $  376,766,244
Gross unrealized depreciation........................................................  $  (61,166,749)
                                                                                       --------------
Net unrealized appreciation..........................................................  $  315,599,495
                                                                                       --------------
                                                                                       --------------

NOTE 4. CAPITAL STOCK

     The Fund is authorized to issue 200 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                          FOR THE SIX MONTHS ENDED          FOR THE YEAR ENDED
                                               JUNE 30, 1998                DECEMBER 31, 1997
                                        ----------------------------   ----------------------------
                                          SHARES          AMOUNT         SHARES          AMOUNT
                                        -----------   --------------   -----------   --------------
Sold..................................   10,793,636   $  520,783,637    42,163,082   $1,966,764,076
Issued as reinvestment of dividends...    1,077,447       49,577,337     4,893,086      236,192,855
Redeemed..............................  (20,192,257)    (962,673,564)  (23,803,456)  (1,111,793,191)
                                        -----------   --------------   -----------   --------------
Net increase (decrease)...............   (8,321,174)  $ (392,312,590)   23,252,712   $1,091,163,740
                                        -----------   --------------   -----------   --------------
                                        -----------   --------------   -----------   --------------

NOTE 5. INVESTMENTS IN AFFILIATES

     The market value of investments in affiliates (as defined in the Investment Company Act of 1940, 'Affiliated Companies' are those in which the Fund holds 5% or more of the outstanding voting securities) at June 30, 1998 totaled $1,564,122,951.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

     Affiliates, their investment income, and gain/(loss) from sales of affiliates are as follows (in thousands):

                         BEGINNING    PURCHASE     SALE     ENDING    PURCHASE     SALES     GAIN/(LOSS)    DIVIDEND
       EQUITIES           SHARES       SHARES     SHARES    SHARES      COST       COST       ON SALES       INCOME
----------------------   ---------    --------    ------    ------    --------    -------    -----------    --------

Arden Realty Group....     3,126          935         --     4,061    $ 26,068    $    --      $    --      $  3,282
Brandywine Realty
  Trust...............     1,369          530        274     1,625      12,775      5,453          649         1,408
CenterPoint Properties
  Corp................     1,622           --        490     1,132          --     11,621        4,416         1,346
Developers Diversified
  Realty Corp.........     2,150          175         --     2,325       6,698         --           --         3,045
Essex Property
  Trust...............     1,336           --         62     1,274          --      1,799          231         1,210
First Industrial
  Realty Trust........     2,007          243         --     2,250       7,311         --           --         2,256
General Growth
  Properties..........     2,954           --         56     2,898          --      1,367          622         1,362
Highwoods
  Properties..........     2,483          245         --     2,728       8,143         --           --         2,533
JP Realty.............     1,053          181         50     1,184       4,178        880          378           993
Kimco Realty Corp.....     2,093          650        208     2,535      22,298      4,883        3,171         2,542
LNR Property Corp.....     1,472          856          6     2,322      20,313        127           22            55
Macerich Co...........     1,879          259         25     2,113       7,246        486          214         1,718
Mack-Cali Realty
  Corp................     3,540          498         --     4,038      18,129         --           --         1,828
Newhall Land & Farming
  Company.............     1,890           --        117     1,773          --      1,809        1,718           598
Prime Group Realty
  Trust...............       962        1,158         --     2,120      11,432         --           --         1,040
Reckson Associates
  Realty Corp. .......     3,485           --        125     3,360          --      1,676        1,458         1,050
Reckson Services
  Industries..........        --        1,613         --     1,613       1,661         --           --            --
Rouse Co. ............     5,292           36      1,283     4,045       1,140     25,104       14,242         2,598
SL Green Realty
  Corp................       882          520         25     1,377      11,742        525          142           802
TriNet Corporate
  Realty Trust........     1,150          787         --     1,937      29,145         --           --         2,480
Vornado Realty
  Trust...............     4,273          818         65     5,026      33,104      1,168        1,729         3,616
                                                                      --------    -------    -----------    --------
                                                                      $221,383    $56,898      $28,992      $ 35,762
                                                                      --------    -------    -----------    --------
                                                                      --------    -------    -----------    --------

NOTE 6. DIRECTED BROKERAGE ARRANGEMENTS

     The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended June 30, 1998, the Fund's expenses were reduced by $149,125 under this arrangement.

NOTE 7. BORROWINGS

     The Fund, in conjunction with Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc., has entered into a Line of Credit Agreement with Chase Manhattan Bank for $250,000,000. During the six months ended June 30, 1998, the Fund did not have any loans outstanding. The loan, if used, will be collateralized by the Fund's portfolio.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                                     KEY INFORMATION

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
                                                           757 Third Avenue
 Martin Cohen                                              New York, NY 10017
 Director and President                                    (212) 832-3232

 Gregory C. Clark                                          FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
 Director                                                  Chase Global Funds Services Co.
                                                           73 Tremont Street
 George Grossman                                           Boston, MA 02108
 Director                                                  (800) 437-9912

 Jeffrey H. Lynford
 Director                                                  CUSTODIAN
                                                           The Chase Manhattan Bank
 Willard H. Smith, Jr.                                     One Chase Manhattan Plaza
 Director                                                  New York, NY 10081

 Elizabeth O. Reagan                                       LEGAL COUNSEL
 Vice President                                            Dechert Price & Rhoads
                                                           30 Rockefeller Plaza
 Adam Derechin                                             New York, NY 10112
 Vice President and
 Assistant Treasurer                                       NASDAQ Symbol: CSRSX

 William Goodwin
 Assistant Secretary                                       Website: www.cohenandsteers.com
                                                           Net asset value (NAV) can be found in the daily mutual
                                                           fund listings in the financial section of most major
                                                           newspapers under Cohen & Steers.
                                                           This report is authorized for delivery only to
                                                           shareholders of Cohen & Steers Realty Shares, Inc. unless
                                                           accompanied or preceded by the delivery of a currently
                                                           effective prospectus setting forth details of the Fund.

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                                       15

                         [LOGO]
                     COHEN & STEERS
                     REALTY SHARES

                     SEMI-ANNUAL REPORT
                       JUNE 30, 1998

COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017


----------------
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  U.S. Postage
      PAID
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Permit No. 56712
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                     STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.................... `D'
The division sign shall be expressed as.................... [div]